Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 6 – SUBSEQUENT EVENTS

On April 30, 2015, the Company entered into a consulting agreement with a third party for business development and U.S. government grant assistance.  In connection with such agreement, the Company issued 300,000 restricted shares of common stock as consideration for such services.

On May 1, 2015, the Company issued a revolving $30,000 note for inventory financing.  The note is subject to a 15% annual interest rate and has a term of 120 days.

On May 5, 2015, the CEO of Conic returned to the Company the $63,800 deposit held in connection with the planned acquisition of Conic. The CEO of Conic returned the deposit due to a side letter agreement entered into on August 25, 2014, between the Company and the CEO, which confirmed certain prior oral agreements and memorialized certain understandings in connection with the planned acquisition of Conic.

NOTE 10 – SUBSEQUENT EVENTS

On January 8, 2015, the Company issued a 3% Original Issue Discount Convertible Note to an accredited investor in the amount of $109,000 with a term of one (1) year and a conversion price equal to the lower of $0.50 or 80% of the share price that will be used by the Company in its next share issuance. In connection with the issuance of the note, the Company also issued 21,800 warrants with an exercise price of $0.63 per share and a term of 2 years.

On January 13, 2015, the Company amended two of its existing 12% notes totaling $100,000 to increase the interest rate from 12% to 15% and the number of shares issued on these notes from 25,000 shares to 50,000 shares.